Dreyfus
Insured Municipal
Bond Fund, Inc.
Semi-Annual
Report


October 31, 1996

Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

    We are pleased to provide you with this report on the Dreyfus Insured Municipal Bond Fund, Inc. For the semi-annual reporting period ended October 31, 1996, your Fund produced a total return of 5.06% per share.* Income dividends exempt from Federal personal income taxes of approximately $.436 per share were paid.** This amounts to an annualized tax-free distribution rate per share of 4.93%.***

THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers -- the initiators of two thirds of all economic activity -- remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from levels of a year ago. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously expected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion -- its lowest level in two decades -- provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

    For much of the past six months, the trading environment for fixed income investments has been dominated by a measure of volatility one would expect to find during periods of shifting perceptions as to the course of economic growth and the ensuing level of inflationary pressures. Early on, attention focused on the tightening of the labor markets. As the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the Federal Reserve Board's Open Market Committee. Long-term interest rates were pushed to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures, market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels.

    These shifts in investors' perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently during the early months of the period, establishing a broad trading range in prices. As the period drew to a close, however, there emerged a sense of unanimity among market participants that economic growth was continuing at a moderate rate without significant inflationary pressures. As such, the close of the period saw some of the best price performance of the entire six months.

THE PORTFOLIO

    In managing your Fund's assets during a period of such volatility a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times, higher levels of cash reserves were established in order to further buffer the Fund from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend Portfolio duration in order to capitalize on the potential price appreciation inherent in such an environment. Throughout the entire six-month period investment decisions tended to focus on those issues bearing higher degrees of creditworthiness and strong characteristics of protection from redemption prior to maturity.

    We appreciate your investment in Dreyfus Insured Municipal Bond Fund, and we want to assure you that we are, at all times, working to further improve the Fund's investment performance.

                                    Very truly yours,

                                    Richard J. Moynihan
                                    Director, Municipal Portfolio Management
                                    The Dreyfus Corporation
November 22, 1996
New York, N.Y.


  *Total return includes reinvestment of dividends and any capital gains paid.

 **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments                          October 31, 1996 (Unaudited)

                                                                                            Principal
Long-Term Municipal Investments--96.2%                                                        Amount           Value
-------------------------------------------------------------------------
Alabama--1.0%
Florence, GO 5.75%, 9/1/2015 (Insured; MBIA)...........................................    $  2,000,000    $  2,011,000

California--12.3%
Bay Area Government Association, Tax Allocation Revenue,
    California Redevelopment Agency 6%, 12/15/24 (Insured; CGIC).......................         250,000         256,752
California, GO 5.90%, 3/1/2025 ........................................................       7,760,000       7,852,034
California Public Works Board, LR (Various Community College Projects)
    5.625%, 3/1/2016 (Insured; AMBAC)..................................................       5,000,000       5,037,100
Fairfield Public Financing Authority, Revenue (Fairfield Redevelopment Projects)
    5.25%, 8/1/2013 (Insured; CGIC)....................................................       3,500,000       3,395,385
San Francisco City and County Airports Commission, International Airport Revenue:
    5.65%, 5/1/2024 (Insured; FGIC) ...................................................       1,135,000       1,129,507
    6.10%, 5/1/2025 (Insured; FGIC) ...................................................       8,240,000       8,496,017

Colorado--2.8%
Colorado Health Facilities Authority, Revenue (Children's Hospital Association Project)
    5.25%, 10/1/2026 (Insured; MBIA) ..................................................       2,000,000       1,886,420
Goldsmith Metropolitan District, Refunding 6.125%, 12/1/2012 (Insured; MBIA) ..........       4,000,000       4,152,640

Connecticut--2.8%
Connecticut Health and Educational Facilities Authority, Revenue:
    (Greenwich Hospital Issue) 5.80%, 7/1/2026 (Insured; MBIA) ........................       5,000,000       5,031,150
    (Nursing-Noble Horizon) 6%, 11/1/2022 (Insured; AMBAC) ............................       1,000,000       1,020,540

Delaware--3.0%
Delaware Economic Development Authority, Revenue:
    Gas Facilities (Delmarva Power & Light) 7.30%, 7/1/2021 (Insured; FGIC) ...........       1,000,000       1,113,350
    Water (United Water Delaware Inc., Project) 6.20%, 6/1/2005 (Insured; AMBAC) ......       5,000,000       5,259,250

District of Columbia--1.9%
District of Columbia, Revenue, Refunding (Howard University)
    5.75%, 10/1/2013 (Insured; MBIA) ..................................................       4,130,000       4,147,470

Florida--2.1%
Florida Housing Finance Agency, Single Family Mortgage
    6.65%, 7/1/2026 (Insured; MBIA) ...................................................         935,000         969,548
Hillsboro County, Port District Special Revenue, Refunding (Tampa Port Authority)
    6%, 6/1/2020 (Insured; FSA) .......................................................       2,000,000       2,031,980
Lee County, Solid Waste System Revenue 7%, 10/1/2011 (Insured; MBIA) ..................       1,420,000       1,571,528

Illinois--8.2%
Carbondale, HR, Refunding (Southern Illinois Hospital Services)
    6.875%, 3/1/2015 (Insured; MBIA) ..................................................       1,000,000       1,028,000
Chicago O'Hare International Airport, Special Facility Revenue (International Terminal)
    6.50%, 1/1/2018 (Insured; FGIC) ...................................................       1,750,000       1,805,948


Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)              October 31, 1996 (Unaudited)


                                                                                            Principal
Long-Term Municipal Investments (continued)                                                   Amount           Value
---------------------------------------------------------------------------
Illinois (continued)
Illinois, GO:
    5.75%, 5/1/2017 (Insured; MBIA) ...................................................    $  6,260,000    $  6,273,083
    5.75%, 5/1/2021 (Insured; MBIA) ...................................................       1,510,000       1,513,156
Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue
    (McCormick Place Expansion Project) 6.50%, 6/15/2027 (Insured; FGIC) ..............       6,375,000       6,866,831
Louisiana--3.7%
Ernest N. Morial - New Orleans Exhibit Hall Authority, Special Tax Revenue
    5.60%, 7/15/2025 (Insured; MBIA) ..................................................       5,085,000       5,002,470
Louisiana Public Facilities Authority, HR (Our Lady of the Lake Regional
    Medical Center) 5.90%, 12/3/2021 (Insured; FSA) ...................................       3,000,000       2,939,670
Massachusetts--1.3%
Massachusetts Education Loan Authority, Education Loan Revenue:
    7.60%, 1/1/2003 (Insured; MBIA) ...................................................         780,000         845,520
    7.65%, 1/1/2004 (Insured; MBIA) ...................................................         900,000         974,097
Massachusetts Housing Finance Agency, Housing Revenue (Rental-Mortgage)
    6.50%, 7/1/2025 (Insured; AMBAC) ..................................................       1,000,000       1,034,890
Michigan--3.7%
Kalamazoo Hospital Finance Authority, Hospital Facilities Revenue:
    (Borgess Medical Center) 5.625%, 6/1/2014 (Insured; AMBAC) ........................       3,700,000       3,706,031
    Refunding (Bronson Methodist) 5.75%, 5/15/2016 (Insured; MBIA) ....................       2,500,000       2,507,250
Michigan Housing Development Authority, LOR (Greenwood Villa Project)
    6.50%, 9/15/2007 (Insured; FSA) ...................................................       1,500,000       1,599,735
Minnesota--.9%
Western Minnesota Municipal Power Agency, Power Supply Revenue, Refunding
    5.50%, 1/1/2013 (Insured; AMBAC) ..................................................       2,000,000       1,994,540
Montana--1.2%
Forsyth, PCR, Refunding (Puget Sound, Power & Light Co.)
    7.25%, 8/1/2021 (Insured; AMBAC) ..................................................       2,250,000       2,503,620
Nevada--1.7%
Reno, HR (Saint Mary's Hospital)
    7.75%, 7/1/2015 (Insured; BIGI) (Prerefunded 11/1/2000) (a) .......................       1,385,000       1,528,278
Washoe County, Gas Facilities Revenue (Sierra Pacific Power Co. Project)
    6.70%, 11/1/2032 (Insured; MBIA) ..................................................       2,000,000       2,158,140

New Jersey--12.0%
Mercer County Improvement Authority, Solid Waste Revenue, Refunding
    6.70%, 4/1/2013 (Insured; FGIC) ...................................................       5,000,000       5,139,900
New Jersey Economic Development Authority, PCR (Public Service Electric & Gas Co.)
    6.40%, 5/1/2032 (Insured; MBIA) ...................................................       7,600,000       8,086,400


Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)              October 31, 1996 (Unaudited)


                                                                                            Principal
Long-Term Municipal Investments (continued)                                                  Amount           Value
--------------------------------------------------------------------------
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Revenue, Refunding
    (Jersey Shore Medical Center) 6.25%, 7/1/2021 (Insured; AMBAC) ....................    $    100,000    $    105,135
New Jersey Housing & Mortgage Finance Agency, Revenue:
    Home Buyer:
        6.20%, 10/1/2025 (Insured; MBIA) ..............................................       2,000,000       2,024,040
        6.375%, 10/1/2026 (Insured; MBIA) .............................................         270,000         277,517
    Home Mortgage 9.125%, 4/1/2015 (Insured; MBIA) ....................................           5,000           5,016
New Jersey Transportation Trust Fund Authority, Transportation System Revenue
    5.50%, 6/15/2015 (Insured; MBIA) ..................................................      10,000,000       9,936,000
Salem County, Industrial Pollution Control Financing Authority, Revenue, Refunding
    (Atlantic City Electric) 6.15%, 6/1/2029 (Insured; FSA) ...........................         100,000         103,693

New York--4.0%
New York State Energy & Research Development Authority, Facilities Revenue
    (Con Edison Co.-New York, Inc.) 6.375%, 12/1/2027 (Insured; MBIA) .................       3,000,000       3,134,250
New York State Medical Care Facilities Finance Agency, Revenue (Long-Term Healthcare)
    6.50%, 11/1/2015 (Insured; FSA) ...................................................       5,000,000       5,408,900

North Carolina--1.8%
Asheville, Water System Revenue 5.625%, 8/1/2016 (Insured; FGIC) ......................       1,800,000       1,809,054

North Dakota--.9%
Mercer County, PCR, Refunding (Montana-Dakota Utilities Co. Project)
    6.65%, 6/1/2022 (Insured; FGIC) ...................................................       3,500,000       3,851,995

Oregon--2.8%
Oregon, Department of Administrative Services, COP 5.60%, 11/1/2016 (Insured; MBIA)....       2,000,000       2,004,880
Oregon, Health Sciences University Revenue 5.25%, 7/1/2025 (Insured; MBIA).............       2,000,000       1,915,620
Washington County Unified Sewer Agency, Sewer Revenue
    5.50%, 10/1/2016 (Insured; FGIC) ..................................................       2,000,000       1,993,900

Ohio--.7%
Greater Cleveland Regional Transportation Authority 5.65%, 12/1/2016 (Insured; FGIC)...       1,500,000       1,503,180

Pennsylvania--2.4%
Beaver County Industrial Development Authority, PCR, Refunding
    (Ohio Edison Co./Mansfield) 7%, 6/1/2021 (Insured; FGIC) ..........................       3,000,000       3,296,580
Philadelphia School District 5.65%, 7/1/2006 (Insured; MBIA) ..........................       1,700,000       1,771,502

Rhode Island--2.2%
Rhode Island Housing & Mortgage Finance Corp., SFMR
    9.30%, 7/1/2004 (Insured; FGIC) ...................................................          20,000          20,044
Rhode Island Port Authority & Economic Development Corp.,
    Airport Revenue 6.625%, 7/1/2024 (Insured; FSA) ...................................       4,250,000       4,588,980

South Carolina--.5%
Florence County, COP, Refunding (Law Enforcement Center Project)
    6%, 3/1/2008 (Insured; AMBAC) .....................................................       1,000,000       1,053,810


Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)              October 31, 1996 (Unaudited)


                                                                                            Principal
Long-Term Municipal Investments (continued)                                                  Amount           Value
-------------------------------------------------------------------------
Texas--6.0%
Brazos River Authority, PCR, Refunding (Texas Utilities Electric Co. Project)
    6.625%, 6/1/2022 (Insured; FGIC) ..................................................    $  5,500,000    $  5,901,060
Brownsville Housing Finance Corp., SFMR (Mortgage-Multiple Originators & Services)
    9.625%, 12/1/2011 (Insured; FGIC)        815,000    835,945
Harris County, Toll Road, Refunding 5.375%, 8/15/2020 (Insured; FGIC) .................       6,250,000       6,006,313

Utah--1.6%
Murray City, HR (IHC Health Services Inc.) 4.75%, 5/15/2020 (Insured; MBIA) ...........       4,000,000       3,466,560

Virginia--4.7%
Chesapeake Bay Bridge and Tunnel Commission, Revenue, Refunding
    5.25%, 7/1/2019 (Insured; MBIA) ...................................................       4,000,000       3,818,680
Norfolk, Water Revenue 5.90%, 11/1/2025 (Insured; MBIA) ...............................       4,865,000       4,933,791
Peninsula Regional Jail Authority, Regional Jail Facilities Revenue
    5.50%, 10/1/2028 (Insured; MBIA) ..................................................       1,390,000       1,368,205

Washington--10.0%
King County, Sewer Revenue 6.125%, 1/1/2033 (Insured; MBIA) ...........................       5,000,000       5,127,800
Washington, MFMR 7.40%, 1/1/2030 (Insured; FSA) .......................................       6,500,000       7,041,710
Washington, Public Power Supply System (Nuclear Project No. 1)
    5.75%, 7/1/2010 (Insured; MBIA) ...................................................       5,000,000       5,050,350
Yakima-Tieton Irrigation District Revenue, Refunding 6.20%, 6/1/2019 (Insured; FSA) ...       4,000,000       4,179,560
                                                                                                          -------------

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $198,316,145) .............................                   $ 205,403,300
                                                                                                          -------------
                                                                                                          -------------
Short-Term Municipal Investments--3.8%
-----------------------------------------------------------------------------
California:
California Health Facilites Financing Authority, Revenue
    (Scripps Memorial Hospital) VRDN 3.35% (Insured; MBIA) ............................    $  4,700,000   $   4,700,000
California Statewide Communities Development Authority, Revenue
    (Sutter Health Obligation Group) VRDN 3.55% (Insured; AMBAC) ......................       3,500,000       3,500,000
                                                                                                          -------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $8,200,000) ..............................                   $   8,200,000
                                                                                                          -------------
                                                                                                          -------------
TOTAL INVESTMENTS--100.0% (cost $206,516,145) .........................................                   $ 213,603,300
                                                                                                          -------------
                                                                                                          -------------

Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------


Summary of Abbreviations
------------------------------------------------------------------------------
AMBAC    American Municipal Bond Assurance Corporation       LOR    Lease Obligation Revenue
BIGI     Bond Investors Guaranty Insurance                   LR     Lease Revenue
CGIC     Capital Guaranty Insurance Company                  MBIA   Municipal Bond Investors Assurance
COP      Certificate of Participation                                  Insurance Corporation
FGIC     Financial Guaranty Insurance Company                MFMR   Multi-Family Mortgage Revenue
FSA      Financial Security Assurance                        PCR    Pollution Control Revenue
GO       General Obligation                                  SFMR   Single Family Mortgage Revenue
HR       Hospital Revenue                                    VRDN   Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
------------------------------------------------------------------------------
Fitch (c)    or    Moody's     or     Standard & Poor's    Percentage of Value
---------          -------            -----------------    -------------------
AAA                Aaa                AAA                         96.2%
F-1, F-1+          VMIG1, MIG1, P1    SP1, A1                      3.8
                                                                 ------
                                                                 100.0%
                                                                 ------
                                                                 ------

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) At October 31, 1996, 46.1% of the Fund's net assets are insured by MBIA.


                      See notes to financial statements.

Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
Statement of Assets and Liabilities               October 31, 1996 (Unaudited)

                                                                                    Cost            Value
                                                                                ------------    ------------
ASSETS:          Investments in securities--See Statement of Investments......  $206,516,145    $213,603,300
                 Receivable for investment securities sold ...................                    10,553,694
                 Interest receivable..........................................                     4,076,828
                 Prepaid expenses ............................................                        36,703
                                                                                                ------------
                                                                                                 228,270,525
                                                                                                ------------
LIABILITIES:     Due to The Dreyfus Corporation and affiliates................                       111,487
                 Due to Distributor...........................................                         3,407
                 Cash overdraft due to Custodian..............................                        56,234
                 Payable for investment securities purchased..................                    16,031,554
                 Payable for Common Stock redeemed............................                        36,960
                 Accrued expenses ............................................                        37,013
                                                                                                ------------
                                                                                                  16,276,655
                                                                                                ------------

NET ASSETS..................................................................                    $211,993,870
                                                                                                ------------
                                                                                                ------------

REPRESENTED BY:  Paid-in capital............................................                    $209,814,492
                                                                                                ------------
                 Accumulated net realized gain (loss) on investments........                      (4,907,777)
                 Accumulated net unrealized appreciation (depreciation).....
                   on investments -- Note 3.................................                       7,087,155
                                                                                                ------------
NET ASSETS..................................................................                    $211,993,870
                                                                                                ------------
                                                                                                ------------

SHARES OUTSTANDING
(300 million shares of $.01 par value Common Stock authorized)..............                      12,076,058

NET ASSET VALUE, offering and redemption price per share....................                          $17.55
                                                                                                      ------
                                                                                                      ------

                      See notes to financial statements.

Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations          Six Months Ended October 31, 1996 (Unaudited)

INVESTMENT INCOME


INCOME           Interest Income............................................                     $ 6,211,684

EXPENSES:        Management fee--Note 2(a)..................................    $  641,434
                 Shareholder servicing costs--Note 2(b).....................       293,950
                 Registration fees .........................................        34,723
                 Professional fees..........................................        25,448
                 Directors' fees and expenses--Note 2(c)....................        17,324
                 Custodian fees ............................................        11,548
                 Prospectus and shareholders' reports--Note 2(b)............         6,257
                 Miscellaneous..............................................         8,363
                                                                                ----------
                       Total Expenses.......................................     1,039,047
                 Less--reduction in management fee due to
                   undertaking--Note 2(a)...................................      (183,801)
                                                                                ----------
                       Net Expenses ........................................                         855,246
                                                                                                 -----------

INVESTMENT INCOME--NET......................................................                       5,356,438

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
    Net realized gain (loss) on investments.................................    $ (823,461)
    Net unrealized appreciation (depreciation) on investments...............     6,478,773
                                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                       5,655,312
                                                                                                 -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                     $11,011,750
                                                                                                 -----------
                                                                                                 -----------

                      See notes to financial statements.

Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                    Six Months Ended
                                                                                    October 31, 1996     Year Ended
                                                                                       (Unaudited)     April 30, 1996
                                                                                      -------------    --------------
OPERATIONS:
    Investment income--net ........................................................   $   5,356,438    $  11,659,022
    Net realized gain (loss) on investments........................................        (823,461)       3,649,281
    Net unrealized appreciation (depreciation) on investments......................       6,478,773       (3,943,459)
                                                                                      -------------    -------------
            Net Increase (Decrease) in Net Assets Resulting from Operations........      11,011,750       11,364,844
                                                                                      -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net.........................................................      (5,356,438)     (11,724,725)
                                                                                      -------------    -------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold .................................................     160,914,788      347,829,321
    Dividends reinvested...........................................................       3,447,188        7,587,757
    Cost of shares redeemed .......................................................    (166,411,601)    (367,066,927)
                                                                                      -------------    -------------
            Increase (Decrease) in Net Assets from Capital Stock Transactions......      (2,049,625)     (11,649,849)
                                                                                      -------------    -------------
                Total Increase (Decrease) in Net Assets ...........................       3,605,687      (12,009,730)

NET ASSETS:
    Beginning of Period............................................................     208,388,183      220,397,913
                                                                                      -------------    -------------
    End of Period..................................................................   $ 211,993,870    $ 208,388,183
                                                                                      -------------    -------------
                                                                                      -------------    -------------

CAPITAL SHARE TRANSACTIONS:                                                               Shares           Shares
                                                                                      -------------    -------------
    Shares sold ...................................................................       9,313,759       19,661,606
    Shares issued for dividends reinvested.........................................         198,929          429,419
    Shares redeemed ...............................................................      (9,600,939)     (20,702,049)
                                                                                      -------------    -------------
            Net Increase (Decrease) in Shares Outstanding .........................         (88,251)        (611,024)
                                                                                      -------------    -------------
                                                                                      -------------    -------------

                      See notes to financial statements.

Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                   Six Months Ended
                                                   October 31, 1996                    Year Ended April 30,
                                                                      ------------------------------------------------------
PER SHARE DATA:                                       (Unaudited)      1996        1995        1994        1993        1992
                                                      -----------     ------      ------      ------      ------      ------
    Net asset value, beginning of period..........       $17.13       $17.25      $17.46      $19.23      $18.16      $17.77
                                                         ------       ------      ------      ------      ------      ------
    Investment Operations:
    Investment income--net........................          .44          .91         .94        1.00        1.06        1.10
    Net realized and unrealized gain (loss)
        on investments............................          .42         (.11)       (.21)      (1.06)       1.28         .39
                                                         ------       ------      ------      ------      ------      ------
    Total from Investment Operations .............          .86          .80         .73        (.06)       2.34        1.49
                                                         ------       ------      ------      ------      ------      ------
    Distributions:
    Dividends from investment income--net.........         (.44)        (.92)       (.94)      (1.00)      (1.06)      (1.10)
    Dividends from net realized gain on investments          --           --          --        (.63)       (.21)         --
    Dividends in excess of net realized gain
        on investments............................           --           --          --        (.08)         --          --
                                                         ------       ------      ------      ------      ------      ------
    Total Distributions ..........................         (.44)        (.92)       (.94)      (1.71)      (1.27)      (1.10)
                                                         ------       ------      ------      ------      ------      ------
    Net asset value, end of period................       $17.55       $17.13      $17.25      $17.46      $19.23      $18.16
                                                         ------       ------      ------      ------      ------      ------
                                                         ------       ------      ------      ------      ------      ------
TOTAL INVESTMENT RETURN ..........................        10.04%(1)     4.58%       4.36%       (.74%)     13.35%       8.56%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.......          .80%(1)      .85%        .94%        .93%        .94%        .96%
    Ratio of net investment income
        to average net assets ....................          5.01%(1)    5.14%       5.49%       5.25%       5.69%       6.07%
    Decrease reflected in above expense ratios
        due to undertakings by the Manager........          .17%(1)      .09%         --          --          --          --
    Portfolio Turnover Rate.......................        54.02%(2)    82.86%      41.19%      34.92%      80.72%      51.18%
    Net Assets, end of period (000's Omitted).....     $211,994     $208,388    $220,398    $249,513    $276,979    $240,612

(1)   Annualized.
(2)   Not annualized.

                      See notes to financial statements.

Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

    Dreyfus Insured Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (a) Portfolio valuation: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $4,089,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1996. If not applied, $2,972,000 of the carryover expires in fiscal 2003 and $1,117,000 of the carryover expires in fiscal 2004.

NOTE 2--Management Fee and Other Transactions With Affiliates:

    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed
1 1/2% of the value of the Fund's average net assets, the

Dreyfus Insured Municipal Bond Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. However, the Manager has undertaken from May 1, 1996 through April 30, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $183,801 for the period ended October 31, 1996.

    The undertaking may be extended, modified or terminated by the Manager provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

    (b) Under the Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended October 31, 1996, $214,828 was charged to the Fund pursuant to the Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $45,534 for the period ended October 31, 1996.

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% less of such compensation.

NOTE 3--Securities Transactions:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $118,198,598 and $108,854,619, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $7,087,155, consisting of $7,411,551 gross unrealized appreciation and $324,396 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Insured Municipal
Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.    306SA9610